                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1596

                            FPA CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  SEPTEMBER 30, 2003

Item 1.           Report to Stockholders.

FPA CAPITAL FUND, INC.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2003

[FPA DISTRIBUTOR LOGO]


FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064


38869

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 2003. Your Fund's net asset value (NAV) per share closed at $33.07. There were no dividends or distributions during this period.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                               AVERAGE ANNUAL TOTAL RETURN
                                            PERIODS ENDED SEPTEMBER 30, 2003
                                   -------------------------------------------------
                                   1 YEAR      5 YEARS       10 YEARS       15 YEARS
                                   ------      -------       --------       --------
FPA Capital Fund, Inc. (NAV)        35.03%*      16.20%*        16.51%*        16.96%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)             27.94%++     14.96%++       15.88%++       16.54%++
Lipper Mid-Cap Value Fund
  Average                           30.78%       11.31%         11.35%         11.90%
Russell 2000 Index                  36.50%        7.46%          8.28%          9.91%
Standard & Poor's
  500 Stock Index                   24.40%        1.00%         10.05%         11.58%

     The Fund's six-month total return was 33.02%*. This compares with total returns of 27.34% for the Lipper Mid-Cap Value Fund Average, 34.63% for the Russell 2000, and 18.45% for the S&P 500. On a 2003 calendar year-to-date basis, these same comparisons are 23.12%* for FPA Capital Fund, 21.29% for the Mid-Cap Value Fund Average, 28.58% for the Russell 2000, and 14.72% for the S&P 500.

COMMENT ON TRANSGRESSIONS IN THE MUTUAL FUND INDUSTRY

     Before discussing your Fund's performance, I believe a few comments are in order regarding the recent articles disclosing transgressions in the mutual-fund industry. It is with a degree of sadness but also contempt that we are witnessing a broad cross section of mutual-fund companies violating their investors' trust. It amazes us that so many will sell their good name for so little. The 1990's "go-go" attitude of business excess and questionable ethics appears to have spread to various areas of the investment-management industry. During this period, we at First Pacific Advisors, Inc., the Adviser to FPA Capital Fund, have always placed the interest of our clients and shareholders first. At times we have felt that we were totally out of step with the rest of the industry. For over thirty years, we have taken corporate governance as a critically important element in the management of our business. I have found it interesting to watch how the investment industry's nomenclature has changed over the years. I have witnessed the growing tendency by which investment-management firms and financial conglomerates refer to their business as a process of "gathering assets" and that their investors are to be viewed as "customers." These are the terms that marketing professionals use and not those of investment stewards. At FPA, we refer to our investors as either clients or shareholders and not as customers. In our opinion, our terms denote a higher level of meaning and importance. In essence, we view our clients and shareholders as partners. In a solid partnership, one does not seek to disadvantage one's partners. I believe this trend toward a marketing focus can create a culture that is prone to excess. Despite this industry trend, our firm remains focused on investing and not marketing. In fact, we have no in-house marketing professionals for either institutional separate accounts or mutual funds. We have only client service professionals. It is with a sense of pride that I can mention that our firm has been included in two recent articles that speak of firms that consider their investors' needs first. In the October issue of MONEY magazine, Jason Zweig's article, "The Great Fund Rip-Off," refers to FPA positively, while The Street.com's October 13 article, "Three Good Things Fund Managers Do," highlights several firms positively and, again, FPA is included. Richard Atwood and I, the Principals of FPA, as well as the rest of our associates, can assure you, our partners,

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price that the protection and growth of your assets is paramount in our thinking. Your success is our success. We thank you for the trust that you have placed in us, and we promise to continue to earn it every day. A fuller discussion of this topic appears on our website at www.fpafunds.com.

COMMENTARY

     The past six months has been a period of extraordinary performance by the stock market after a sluggish beginning in the first quarter of this calendar year. Your Fund continues to perform very well, as a review of the above table demonstrates. It continues to outperform the Lipper Mid-Cap Value Fund Average by wide margins for all periods measured. It nearly matches the six-month return of the Russell 2000 index. We consider this year's relative performance to be very good because your Fund did not experience the losses that these other benchmarks did during the past three years. The five-year comparisons above really demonstrate the impact these losses had on performance.

     Smaller-capitalization stocks continue to outperform larger-capitalization stocks by a wide margin, as reflected by the Russell 2000's 34.63% return versus the S&P 500's 18.46% return for the six-month period ending in September. Growth and technology stocks were among the strongest performers as compared to value style stocks. During this rally, many of the market-leading stocks have been of a more speculative variety. Companies without earnings and questionable balance sheets have been among the best performers. In a recent study completed by Morgan Stanley Research, the best-performing stocks since the lows of 2002 through August 31, 2003 have been the lowest-priced stocks. Starting from less than $5 to greater than $60, the higher the average price of a stock, the worse its performance.

     The market's rally has been broad based and your Fund's portfolio reflects this trend as well. The Fund's worst-performing sector has been energy service. Our holdings generally declined for the six-month and year-to-date periods ended September. Their stock prices have closely tracked the recent weakness in natural gas prices. During the summer months, natural gas prices tend to be seasonally weaker as higher volumes are pumped so as to fill storage facilities for the winter demand. We have been using this period of declining share prices to add to our existing holdings. From a longer-term standpoint, our investment thesis for owning these companies has not changed. We are quite encouraged by the price action in natural gas. During the past four months, the average price per million BTUs of gas has been more than double the average price of the summer build-ups over the past five years. It is only when current prices are compared to the recent past that they look weaker. In light of this, we believe the current price level bodes well for our drilling stocks in 2004. We expect material increases in exploration budgets since, at the current price for natural gas, the marginal return on investment is in excess of 100%. Should we experience a colder than average winter or a stronger economy or both, gas reserves will likely hit a new record low next summer before the gas storage rebuild cycle begins again. Given the lack of an energy policy in this country, we are setting ourselves up for a period of higher natural gas prices in the future. We consider the energy sector a strategic area for investment. Over the next few years, we will use periods of price weakness to add other companies to our holdings. The Fund's energy stock exposure is at the highest level of the last twenty-two years of my career. From 1981 through 1998, I did not purchase any energy stocks for any portfolio that I have managed. As you can see, this is a major change in strategy. My associate, Rikard Ekstrand, will be leading the charge in this area.

     During the past six months we eliminated five holdings while adding two. One of these new additions was the result of a Centex Corporation distribution, of Cavco Industries stock, to its shareholders. We sold this stock because its market capitalization was too small for your Fund. The other addition is Rowan Companies, which adds to our exposure in the energy-service sector. Three of our sales were long-term holdings. Two of them, Countrywide Financial and Storage Technology, were extremely successful investments. Countrywide continues to set new all-time highs, along with mortgage refinance volumes. Storage Technology is up nearly 300% from its lows last year, reflecting the outstanding job that the CEO, Pat Martin, has accomplished during an extremely difficult operating environment. This sale reduces our portfolio's technology exposure to its lowest level in almost fifteen years. In general, we believe technology stock valuations more than discount their business recoveries. We believe our three remaining primary holdings do not reflect this excessive optimism. Should Countrywide or Storage Technology experience a sharp decline in their respective share prices while their operating fundamentals remain solid, we would consider purchasing them again in the future. On the negative side, we sold our Recoton Corporation holding after it filed for bankruptcy. This was a total investment failure on our part. Both Dennis Bryan and I really missed this one. Had the management and the board of directors accepted the advice we provided to them in a twelve-page letter of analysis and recommendations two years ago, we believe this failure would most likely not have occurred. Despite this failure, our positive relative performance reflects the fact that other investment managers appear to be making far more mistakes than we do.

     During the next six to nine months, we anticipate being a net seller of stocks. As investor confidence grows along with rising share prices, we expect this process will eventually drive us out of some of our holdings. This is already occurring in the case of Thor Industries. During the last two years, it has appreciated nearly 600%, while over our almost fifteen-year holding period on a stock split adjusted basis, it has risen by almost forty-fold. Wade Thompson, Thor's CEO, and his team have done a fabulous job in making this company the most consistently profitable in the recreational-vehicle industry. We may also reduce some of our retail holdings, as their share prices respond favorably to a considerably more upbeat Christmas selling season this year.

     Our liquidity and bond holdings now represent approximately 20% of the Fund. It would not surprise us to see this level rising above 25% next year, unless we are able to discover new investment opportunities that meet our criteria. While screening the market recently for potential investment ideas, the number of qualifying companies generated was at the lowest level since 1998. This does not mean the market is going to collapse tomorrow, but it does say that one should be somewhat more cautious in investment selections. This more defensive attitude reflects the fact that the stock market has risen dramatically during this year.

     Since the beginning of this calendar year, investor fear has been transformed into high levels of optimism as the economy gained greater strength. Despite experiencing among the worst stock-market declines as well as the greatest capital destruction in U.S. history between 1998 and 2002, we have witnessed only one year of equity mutual-fund net redemptions. This year equity mutual funds are experiencing the highest level of cash inflow since 2001. In the aftermath of the 1968-1974 bear market, net redemptions continued for nearly six straight years. It is as if nothing was learned from the recent stock-market collapse. We see it in the types of stocks that are being recommended by Wall Street. In the technology area, analysts are using profit estimates that are two and three years into the future to justify the purchase of their stocks today--buyers beware.

     Recent economic reports lend support to our optimistic economic forecasts that we made earlier this year. As recently as June, the consensus economic expectation for third-quarter real GDP growth was barely 3%, and it is anticipated that this sluggish growth trend will continue into next year. In this year's March Shareholder Letter as well as in our website notes, we have argued that a stronger-than-consensus economic growth rate was a far more likely outcome. Now that the stock market has rallied over 2,000 points, many economists are revising their forecasts for next year's growth rate upward to 4%. For the third quarter, their growth expectations have risen from approximately 3% to nearly 6%, and in some cases 7%. The last element of this economic recovery will be job growth, which we expect will occur before the end of this year. With substantially higher corporate profits, growth in capital spending, an improved employment outlook and rising consumer expenditures, we believe the Fed will not be able to maintain the present level of short-term interest rates. We think the pressures to raise the Fed Funds Rate will grow by the spring of next year. In light of this, we anticipate the ten-year Treasury bond's yield will likely rise above 5.25% in 2004. As this occurs, it should act as a constraint on the stock market's upward movement.

     With those closing comments, we thank you for your continued investment and support.


Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 24, 2003

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2003

                                                                                   SHARES OR
                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                ----------------
NET PURCHASES

COMMON STOCKS

American Greetings Corporation                                                            13,500 shs.
Apria Healthcare Group Inc.                                                               15,300 shs.
Avnet, Inc.                                                                              103,800 shs.
ENSCO International Incorporated                                                         567,500 shs.
Foot Locker, Inc.                                                                         72,300 shs.
National-Oilwell, Inc.                                                                   844,500 shs.
Patterson-UTI Energy, Inc.                                                               402,000 shs.
Qwest Communications International Inc.                                                  203,000 shs.
Rowan Companies, Inc. (1)                                                                717,200 shs.
Trinity Industries, Inc.                                                                 353,000 shs.
Westcorp                                                                                  10,100 shs.

NON-CONVERTIBLE SECURITIES

Federal National Mortgage Association (IO)--5.5% 2033 (1)                            $     23,581,389
Federal National Mortgage Association (IO)--6% 2033                                  $     25,781,583
Oregon Steel Mills, Inc.--10% 2009 (1)                                               $      9,000,000

NET SALES

COMMON STOCKS

Angelica Corporation                                                                      38,000 shs.
Centex Corporation                                                                        48,500 shs.
Countrywide Financial Corporation (2)                                                    199,200 shs.
International Aluminum Corporation (2)                                                   143,800 shs.
Recoton Corporation (2)                                                                  630,400 shs.
Storage Technology Corporation (2)                                                       836,000 shs.
Thor Industries, Inc.                                                                    148,700 shs.

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2003

                                                      SHARES          VALUE
                                                   ------------   --------------
COMMON STOCKS

RETAILING -- 21.8%
Big Lots, Inc.*                                       2,275,000   $   35,967,750
Charming Shoppes, Inc.*                               5,400,000       30,834,000
Foot Locker, Inc.                                     1,054,300       17,079,660
Michaels Stores, Inc.                                 1,326,500       54,068,140
Ross Stores, Inc.                                       893,700       41,431,932
Zale Corporation*                                       460,000       20,428,600
                                                                  --------------
                                                                  $  199,810,082
                                                                  --------------
ENERGY -- 12.5%
ENSCO International Incorporated                      1,251,000   $   33,551,820
National-Oilwell, Inc.*                               1,769,500       32,098,730
Patterson-UTI Energy, Inc.*                           1,164,200       31,514,894
Rowan Companies, Inc.                                   717,200       17,628,776
                                                                  --------------
                                                                  $  114,794,220
                                                                  --------------
TECHNOLOGY -- 10.4%
Arrow Electronics, Inc.*                              1,300,000   $   23,907,000
Avnet, Inc.*                                          2,527,500       41,754,300
Exabyte Corporation*                                  1,513,600          696,256
Hutchinson Technology Incorporated*                     866,600       28,684,460
                                                                  --------------
                                                                  $   95,042,016
                                                                  --------------
CONSUMER DURABLES -- 9.7%
Centex Corporation                                      346,500   $   26,985,420
Champion Enterprises, Inc.*                           2,006,800       12,743,180
Coachmen Industries, Inc.+                              859,000       10,058,890
Fleetwood Enterprises, Inc.*                          1,183,000       10,966,410
Thor Industries, Inc.                                   528,800       28,565,776
                                                                  --------------
                                                                  $   89,319,676
                                                                  --------------
INDUSTRIAL PRODUCTS -- 6.6%
Belden Inc.                                             504,300   $    8,810,121
Dycom Industries, Inc.*                                 436,300        8,896,157
Joy Global Inc.*                                        780,700       12,256,990
Trinity Industries, Inc.                              1,174,400       30,358,240
                                                                  --------------
                                                                  $   60,321,508
                                                                  --------------

                                                      SHARES          VALUE
                                                   ------------   --------------
COMMON STOCKS--CONTINUED

CONSUMER NON-DURABLES -- 5.4%
American Greetings Corporation*                       1,343,500   $   26,104,205
Reebok International Ltd.*                              692,900       23,163,647
                                                                  --------------
                                                                  $   49,267,852
                                                                  --------------
FINANCIAL -- 4.2%
Conseco, Inc.*                                          448,804   $    8,105,400
Horace Mann Educators Corporation                       630,100        9,142,751
WFS Financial Inc.*                                      75,400        2,792,062
Westcorp                                                535,100       18,701,745
                                                                  --------------
                                                                  $   38,741,958
                                                                  --------------
BASIC MATERIALS -- 3.5%
Celanese AG                                             857,600   $   28,326,528
Oregon Steel Mills, Inc.*                             1,191,000        3,168,060
Rouge Industries, Inc. (Class "A")*                     752,300          338,535
                                                                  --------------
                                                                  $   31,833,123
                                                                  --------------
TELECOMMUNICATIONS -- 1.8%
Qwest Communications International Inc.*              4,975,000   $   16,915,000
                                                                  --------------

HEALTHCARE -- 0.9%
Apria Healthcare Group Inc.*                            307,300   $    8,413,874
                                                                  --------------

BUSINESS SERVICES & SUPPLIES -- 0.7%
Angelica Corporation                                    343,100   $    6,518,900
                                                                  --------------

DEFENSE -- 0.1%
DRS Technologies, Inc.*                                  42,000   $    1,013,460
                                                                  --------------

TOTAL COMMON STOCKS -- 77.6% (Cost $501,470,949)                  $  711,991,669
                                                                  --------------

                                                            PRINCIPAL
                                                              AMOUNT           VALUE
                                                          -------------    -------------
NON-CONVERTIBLE SECURITIES -- 7.6%
Federal National Mortgage Association (IO)
--5.5% 2033                                               $  23,581,389    $   5,158,429
--6% 2033                                                   111,375,354       20,848,074
Oregon Steel Mills, Inc. --10% 2009                           9,000,000        7,380,000
Qwest Capital Funding, Inc.
--5.875% 2004                                                 3,350,000        3,316,500
--6.25% 2005                                                  8,650,000        8,477,000
--7.625% 2021                                                 2,000,000        1,700,000
U.S. Treasury Inflation-Indexed Notes --3.375% 2007          21,294,996       23,417,841
                                                                           -------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $62,792,538)                        $  70,297,844
                                                                           -------------
TOTAL INVESTMENT SECURITIES -- 85.2% (Cost $564,263,487)                   $ 782,289,513
                                                                           -------------
SHORT-TERM CORPORATE NOTES -- 14.9%
General Electric Company --0.9% 10/01/03                  $  42,783,000    $  42,783,000
General Electric Capital Corporation --1.04% 10/09/03        21,455,000       21,450,042
ChevronTexaco Funding Corporation --1% 10/14/03              30,000,000       29,989,167
Toyota Motor Credit Corporation --0.95% 10/14/03             12,329,000       12,324,770
Federal National Mortgage Association --1.02% 11/03/03       30,000,000       29,971,950
                                                                           -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $136,518,929)                           $ 136,518,929
                                                                           -------------
TOTAL INVESTMENTS -- 100.1% (Cost $700,782,416)                            $ 918,808,442
Other assets and liabilities, net -- (0.1)%                                   (1,184,623)
                                                                           -------------
TOTAL NET ASSETS -- 100%                                                   $ 917,623,819
                                                                           =============

*   Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2003.
    Following is a summary of transactions in securities of these affiliates.

                                             PURCHASES        SALES         REALIZED        DIVIDEND
                                              AT COST        AT COST       GAIN (LOSS)       INCOME
                                           ---------------------------------------------------------
               Coachmen Industries, Inc.            --              --               --    $ 103,080
               Recoton Corporation                  --    $ 11,592,323    $ (11,567,676)          --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $564,263,487)                        $ 782,289,513
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                         136,518,929   $ 918,808,442
                                                            -------------
  Cash                                                                                512
  Receivable for:
    Capital Stock sold                                      $   6,299,946
    Dividends and accrued interest                              1,209,579       7,509,525
                                                            -------------   -------------
                                                                            $ 926,318,479

LIABILITIES
  Payable for:
    Investment securities purchased                         $   6,963,915
    Capital Stock repurchased                                   1,049,313
    Advisory fees and financial services                          578,785
    Accrued expenses and other liabilities                        102,647       8,694,660
                                                            -------------   -------------

NET ASSETS                                                                  $ 917,623,819
                                                                            =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 27,752,053 shares                       $     277,521
  Additional Paid-in Capital                                                  691,333,840
  Undistributed net realized gain on investments                                6,630,138
  Undistributed net investment income                                           1,356,294
  Unrealized appreciation of investments                                      218,026,026
                                                                            -------------
NET ASSETS                                                                  $ 917,623,819
                                                                            =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                               $       33.07
                                                                            =============
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                 $       34.90
                                                                            =============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2003

INVESTMENT INCOME
  Interest                                                                         $   3,240,903
  Dividends (including $103,080 from securities of affiliates)                         1,529,371
                                                                                   -------------
                                                                                   $   4,770,274

EXPENSES
  Advisory fees                                                    $   2,554,282
  Financial services                                                     389,120
  Transfer agent fees and expenses                                       234,352
  Insurance                                                               58,154
  Reports to shareholders                                                 41,945
  Registration fees                                                       41,008
  Custodian fees and expenses                                             32,855
  Directors' fees and expenses                                            20,050
  Postage                                                                 18,134
  Audit fees                                                              15,125
  Legal fees                                                               1,792
  Other expenses                                                           7,163       3,413,980
                                                                   -------------   -------------
        Net investment income                                                      $   1,356,294
                                                                                   -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities of 60 days or less)     $  72,447,642
  Cost of investment securities sold                                  57,010,485
                                                                   -------------
      Net realized gain on investments                                             $  15,437,157

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of period                   $  34,269,558
  Unrealized appreciation at end of period                           218,026,026
                                                                   -------------
    Increase in unrealized appreciation of investments                               183,756,468
                                                                                   -------------

        Net realized and unrealized gain on investments                            $ 199,193,625
                                                                                   -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                  $ 200,549,919
                                                                                   =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED                      YEAR ENDED
                                                                  SEPTEMBER 30, 2003                   MARCH 31, 2003
                                                            ------------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                              $   1,356,294                     $      (11,957)
  Net realized gain (loss) on investments                      15,437,157                         (8,548,275)
  Increase (decrease) in unrealized
   appreciation of investments                                183,756,468                       (105,326,081)
                                                            -------------                     --------------
Increase (decrease) in net assets
  resulting from operations                                                  $ 200,549,919                     $ (113,886,313)
Distributions to shareholders from
  net realized capital gains                                                            --                         (7,226,642)
Capital Stock transactions:
  Proceeds from Capital Stock sold                          $ 172,158,207                     $  279,958,616
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                                     --                          6,443,932
  Cost of Capital Stock repurchased                           (40,911,196)     131,247,011      (215,260,143)      71,142,405
                                                            -------------    -------------    --------------   --------------
Total increase (decrease) in net assets                                      $ 331,796,930                     $  (49,970,550)

NET ASSETS
Beginning of period                                                            585,826,889                        635,797,439
                                                                             -------------                     --------------
End of period, including
  undistributed net investment income
  of $1,356,294 at September 30, 2003                                        $ 917,623,819                     $  585,826,889
                                                                             =============                     ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                     5,518,387                         10,094,100
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                                     --                            225,077
Shares of Capital Stock repurchased                                             (1,328,266)                        (7,838,343)
                                                                             -------------                     --------------
Increase in Capital Stock outstanding                                            4,190,121                          2,480,834
                                                                             =============                     ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX
                                                MONTHS
                                                 ENDED
                                               SEPTEMBER                       YEAR ENDED MARCH 31,
                                                  30,       -----------------------------------------------------------
                                                 2003         2003         2002        2001         2000        1999
                                               ---------    ---------    ---------   ---------    ---------   ---------
Per share operating performance:
Net asset value at beginning of period         $   24.86    $   30.16    $   23.01   $   33.28    $   30.34   $   38.30
                                               ---------    ---------    ---------   ---------    ---------   ---------

Income from investment operations:
  Net investment income                        $    0.05           --    $    0.02   $    0.11    $    0.12   $    0.40
  Net realized and unrealized gain (loss) on
   investment securities                            8.16    $   (4.97)        9.55       (2.48)        7.07       (4.76)
                                               ---------    ---------    ---------   ---------    ---------   ---------
Total from investment operations               $    8.21    $   (4.97)   $    9.57   $   (2.37)   $    7.19   $   (4.36)
                                               ---------    ---------    ---------   ---------    ---------   ---------

Less distributions:
  Dividends from net investment income                --           --    $   (0.03)  $   (0.14)   $   (0.22)  $   (0.40)
  Distributions from net realized
   capital gains                                      --    $   (0.33)       (2.39)      (7.76)       (4.03)      (3.20)
                                               ---------    ---------    ---------   ---------    ---------   ---------
  Total distributions                                 --    $   (0.33)   $   (2.42)  $   (7.90)   $   (4.25)  $   (3.60)
                                               ---------    ---------    ---------   ---------    ---------   ---------
Net asset value at end of period               $   33.07    $   24.86    $   30.16   $   23.01    $   33.28   $   30.34
                                               =========    =========    =========   =========    =========   =========

Total investment return*                           33.02%      (16.62)%      42.81%      (6.74)%      25.39%     (12.45)%

Ratios/supplemental data:
Net assets at end of period (in $000's)          917,624      585,827      635,797     388,386      517,900     513,894
Ratio of expenses to average net assets             0.85%+       0.87%        0.84%       0.89%        0.86%       0.86%
Ratio of net investment income to
  average net assets                                0.34%+         --         0.04%       0.39%        0.35%       1.20%
Portfolio turnover rate                               21%+         17%          23%          5%          18%         19%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2003 is not annualized.
+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $108,043,845 for the six months ended September 30, 2003. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2003 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2003 for federal income tax purposes was $272,337,714 and $54,311,688, respectively. During the six months ended September 30, 2003, the Fund reclassified $11,957 from accumulated net loss to additional paid-in capital to align financial and tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 2003, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended September 30, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $98,098 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION

                                     POSITION(S)                                          PORTFOLIOS IN
                                     WITH FUND/            PRINCIPAL OCCUPATION(S)        FUND COMPLEX
    NAME, AGE & ADDRESS             YEARS SERVED           DURING THE PAST 5 YEARS          OVERSEEN        OTHER DIRECTORSHIPS
-----------------------------   --------------------   --------------------------------   -------------   ----------------------
Willard H. Altman, Jr. - (68)   Director+              Retired. Formerly, until 1995,           6
11400 W. Olympic Blvd., #1200   Years Served:  5       Partner of Ernst & Young LLP,
Los Angeles, CA  90064                                 a public accounting firm.

Alfred E. Osborne, Jr. - (58)   Director+              Senior Associate Dean at The             3         Investment Company
11400 W. Olympic Blvd., #1200   Years Served:  4       John E. Anderson Graduate                          Institute, K2 Inc.,
Los Angeles, CA  90064                                 School of Management at UCLA.                      Nordstrom, Inc., E*
                                                                                                          Capital Corporation,
                                                                                                          Equity Marketing
                                                                                                          Inc., and WM Group
                                                                                                          of Funds.

A. Robert Pisano - (60)         Director+              National Executive Director              3         Coppola Group, State
11400 W. Olympic Blvd., #1200   Years Served:  1       and Chief Executive Officer of                     Net, NetFlix.com,
Los Angeles, CA  90064                                 the Screen Actors Guild.                           Resources
                                                       Formerly, until 1999,                              Connection, and The
                                                       Vice Chairman and Director of                      Motion Picture and
                                                       Metro-Goldwyn-Mayer, Inc.                          Television Fund.

Lawrence J. Sheehan - (71)      Director+              Of counsel to, and partner               5
11400 W. Olympic Blvd., #1200   Years Served: 12       (1969 to 1994) of, the law
Los Angeles, CA  90064                                 firm of O'Melveny & Myers LLP,
                                                       legal counsel to the Fund.

Robert L. Rodriguez - (54)      Director,+             Principal and Chief Executive            2         First Pacific
11400 W. Olympic Blvd., #1200   President &            Officer of the Adviser.                            Advisors, Inc. and
Los Angeles, CA  90064          Chief Investment                                                          FPA Fund
                                Officer                                                                   Distributors, Inc.
                                Years Served:  3

Dennis M. Bryan - (42)          Vice President         Vice President of the Adviser.
11400 W. Olympic Blvd., #1200   Years Served:  7
Los Angeles, CA  90064

Eric S. Ende - (59)             Vice President Years   Senior Vice President of the             3
11400 W. Olympic Blvd., #1200   Served:       18       Adviser.
Los Angeles, CA  90064

J. Richard Atwood - (43)        Treasurer              Principal and Chief Operating                      First Pacific
11400 W. Olympic Blvd., #1200   Years Served:  6       Officer of the Adviser.                            Advisors, Inc. and
Los Angeles, CA  90064                                 President and Chief Executive                      FPA Fund
                                                       Officer of FPA Fund                                Distributors, Inc.
                                                       Distributors, Inc.

Sherry Sasaki - (48)            Secretary              Assistant Vice President and
11400 W. Olympic Blvd., #1200   Years Served: 19       Secretary of the Adviser and
Los Angeles, CA  90064                                 Secretary of FPA Fund
                                                       Distributors, Inc.

Christopher H. Thomas - (46)    Assistant Treasurer    Vice President and Controller                      FPA Fund
11400 W. Olympic Blvd., #1200   Years Served:  8       of the Adviser and of FPA Fund                     Distributors, Inc.
Los Angeles, CA  90064                                 Distributors, Inc.

+Directors serve until their resignation, removal or retirement.

                             FPA CAPITAL FUND, INC.


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


TICKER: FPPTX
CUSIP:  302539101


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

Item 2. Code of Ethics. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 3. Audit Committee Financial Experts. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services. N/A. Item is only applicable for annual reports for the year ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA Capital Fund, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ----------------------------------
    Robert L. Rodriguez, President

Date:  December 5, 2003


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ----------------------------------
    J. Richard Atwood, Treasurer

Date:  December 5, 2003